DELAWARE GROUP® GOVERNMENT FUND

Delaware Emerging Markets Debt Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated November 27, 2015

Effective as of the date of this supplement, the following replaces the information in the prospectus section entitled "Fund summary – Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Mansur Z. Rasul	Vice President, Head of Emerging Markets Credit Trading	July 2016
Chungwei Hsia, Ph.D., CFA	Vice President, Emerging and Developed Markets Analyst	July 2016
Sean H. Simmons, CFA	Vice President, International Bond Trader	July 2016

Effective as of the date of this supplement, the following replaces the biographical information in the prospectus section entitled "Who manages the Fund – Portfolio manager."

Portfolio manager

Mansur Z. Rasul has primary responsibility for making day-to-day investment decisions for the Fund.  In making investment decisions for the Fund, Mr. Rasul regularly consults with Chungwei Hsia and Sean H. Simmons.

Mansur Z. Rasul, Vice President, Portfolio Manager, Head of Emerging Markets Credit Trading
Mansur Z. Rasul is a trader on the Emerging Markets Credit Team.  He rejoined Delaware Investments in April 2012 as head of emerging markets credit trading. During his previous time at the firm, from 2004 to 2007, he was an analyst on the firm's fixed income team. Most recently, Rasul worked with ING Financial Markets in 2011, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for Daiwa Capital Markets America as director of the firm's fixed income syndicate, responsible for the placement of all fixed income products to U.S.-based accounts from 2009 to 2011. Previously, he worked with Merrill Lynch as an associate responsible for Asian credit trading from 2007 to 2009.   Rasul received his bachelor's degree in economics, with a minor in political science, from Northwestern University.

Chungwei Hsia, Ph.D., CFA, Vice President, Emerging and Developed Markets Analyst
Chungwei Hsia, Ph.D., is a member of the international group, responsible for analyzing and monitoring credit and currency transactions. During his first two years at Delaware Investments, he worked in the credit research group as a senior analyst. Prior to joining Delaware Investments in April 2007, Dr. Hsia worked for OppenheimerFunds for one year as a senior analyst focusing on high yield securities in the food products, beverage, and tobacco sectors. Dr. Hsia was also previously employed by Merrill Lynch Investment Managers for one year from 2005 to 2006 as a senior analyst and spent four years as an analyst with Federated Investors from 2001 to 2005.  Dr. Hsia earned an MBA, with honors, from Carnegie Mellon University. He also holds a master's degree in metallurgical engineering from the University of Missouri-Rolla and a Ph.D. in materials science and engineering from The Ohio State University.

Sean M. Simmons, CFA, Vice President, International Bond Trader
Sean M. Simmons is the trading specialist for the firm's international bond group, where his responsibilities include non-dollar bonds and currencies. Prior to joining Delaware Investments in October 2007, he worked for nearly four years from 2001 to 2005 as a proprietary derivatives trader for Wolverine Trading and also worked from 2006 to 2007 as an options strategist for Susquehanna International Group.  Simmons received a bachelor's degree in financial economics from Rutgers University and a master's in finance from London Business School. He is a member of the CFA Society of Philadelphia, and is a CMT/Chartered Market Technician.

The SAI provides additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 27, 2016.